UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NeoVolta, Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

13651 Danielson Street, Suite A

Poway, California 92064

October 31, 2024

Dear Fellow Stockholder:

On behalf of the Board of Directors (the “Board”) and management of NeoVolta, Inc. (the “Company”), you are cordially invited to attend the 2024 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Annual Meeting will be held at the Company’s offices located at 13651 Danielson Street, Suite A, Poway, CA, on Tuesday, December 10, 2024, at 2:00 P.M., Pacific Standard Time.

The attached Notice of the Annual Meeting (the “Notice”) and Proxy Statement describe in greater detail all of the formal business that will be transacted at the Annual Meeting.

The Company’s Board has determined that each of the proposals that will be presented to the stockholders for their consideration at the Annual Meeting are in the best interests of the Company and its stockholders, and unanimously recommends and urges you to vote “FOR” each director nominee, “FOR” ratification of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025, and “FOR” approval of the amendment to the NeoVolta, Inc. 2019 Stock Plan. If any other business is properly presented at the Annual Meeting, the proxies will be voted in accordance with the recommendations of the Company’s Board.

We are distributing our proxy materials to stockholders via the Internet under the “Notice and Access” rules of the U.S. Securities and Exchange Commission. We believe this expedites stockholders’ receipt of proxy materials, lowers the Annual Meeting costs and conserves natural resources. As a result, we are mailing to many stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), rather than a paper copy of the Notice and Proxy Statement and 2024 Annual Report to Stockholders, which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024. The Notice of Internet Availability contains instructions on how to access the proxy materials online, vote online and obtain, if desired, a paper copy of our proxy materials. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. You will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability or on the website referred to in the Notice.

We encourage you to attend the Annual Meeting, but if you are unable to attend, it is important that you vote in advance via the Internet, by telephone, or sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting.

On behalf of the Board and all of the employees of the Company, we thank you for your continued support.

Sincerely,

/s/ Brent Willson

Brent Willson

Chairman of the Board

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13651 Danielson Street, Suite A

Poway, California 92064

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of NeoVolta, Inc. (the “Company”) will be held at the Company’s offices located at 13651 Danielson Street, Suite A, Poway, CA, on Tuesday, December 10, 2024, at 2:00 P.M., Pacific Standard Time, for the following purposes:

1.	Election of Directors: To elect the following five (5) director nominees to the Board of Directors to serve for a one-year term ending at the 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified:

•	Brent Willson	•	Susan Snow
•	Steve Bond	•	John Hass
•	James Amos

2.	Ratification of the Appointment of Independent Auditors: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

3.	Approval of the amendment to the NeoVolta, Inc. 2019 Stock Plan: To approve the adoption of the amendment to the NeoVolta, Inc. 2019 Stock Plan to increase the number of shares of common stock authorized for issuance by 5,000,000 shares.

The Board of Directors (the “Board”) is not aware of any other business that will be presented for consideration at the Annual Meeting. If any other matters should be properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

The Board recommends that you vote “FOR” each of the director nominees, and “FOR” ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025, and “FOR” approval of the amendment to the NeoVolta, Inc. 2019 Stock Plan.

Only stockholders of record as of the close of business on October 18, 2024 are entitled to receive notice of, to attend and to vote at the Annual Meeting. If you are a beneficial owner as of that date, you will receive communications from your broker, bank or other nominee about the Annual Meeting and how to direct the vote of your shares, and you are welcome to attend the Annual Meeting in person, all as described in more detail in the attached Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Tuesday, December 10, 2024. The Proxy Statement, form of Proxy, and our 2024 Annual Report on Form 10-K for the year ended June 30, 2024, are available on the Internet at https://www.cstproxy.com/neovolta/2024 and on our corporate website at www.neovolta.com under “Investors—SEC Filings.”

By Order of the Board of Directors,

/s/ Brent Willson

Brent Willson

Chairman of the Board

October 31, 2024

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	26
Policies and Procedures for Related Party Transactions	26
DELINQUENT SECTION 16(A) REPORTS	26
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2025	27
Audit Fees and Services	27
Audit Fees	27
Audit-Related Fees	27
Tax Fees	27
All Other Fees	28
Audit Committee Pre-Approval Policies and Procedures	28
PROPOSAL 3: TO APPROVE THE AMENDMENT TO THE NEOVOLTA, INC. 2019 STOCK PLAN	29
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2024 ANNUAL MEETING	35
Stockholder Proposals	35
Director Nominations	35
OTHER BUSINESS	35
STOCKHOLDERS SHARING THE SAME ADDRESS	35

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NEOVOLTA, Inc.

13651 Danielson Street, Suite A

Poway, California 92064

PROXY STATEMENT

GENERAL INFORMATION

For the 2024 Annual Meeting of Stockholders

To Be Held on Tuesday, December 10, 2024

Our Board of Directors is soliciting proxies to be voted at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s offices located at 13651 Danielson Street, Suite A, Poway, CA, on Tuesday, December 10, 2024, at 2:00 P.M., Pacific Standard Time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders (the “Notice”) and in this Proxy Statement. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about October 31, 2024.

As used in this Proxy Statement, the terms “Company,” “we,” “us,” “our” and “NeoVolta” refer to NeoVolta, Inc., and the terms “Board of Directors” and “Board” refers to the Board of Directors of the Company.

Questions and Answers about these Proxy Materials and the Annual Meeting

What is the Notice of Internet Availability of Proxy Materials that I received in the mail and why am I receiving it?

In accordance with rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), except for stockholders who have requested otherwise, we have generally mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). The Notice of Internet Availability provides instructions either for accessing our proxy materials, including this Proxy Statement, the form of Proxy, and the 2024 Annual Report to Stockholders, which consist of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 (the “2024 Annual Report”), at the website address referred to in the Notice of Internet Availability, or for requesting printed copies of the proxy materials by mail or electronically by e-mail. If you would like to receive a paper or e-mail copy of our proxy materials either for this Annual Meeting or for all future meetings, you should follow the instructions for requesting such materials included in the Notice of Internet Availability we mailed to you.

Our Board provided the Notice of Internet Availability and is making the proxy materials available to you in connection with the Annual Meeting, to be held on Tuesday, December 10, 2024. As a stockholder of record as of October 18, 2024 (the “Record Date”), you are invited to attend the Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

What information is contained in this Proxy Statement?

This information relates to the proposals to be voted on at the Annual Meeting, the voting process, and certain other required information.

Can I access the Company’s proxy materials and 2024 Annual Report electronically?

Yes. The Proxy Statement, form of Proxy and our 2024 Annual Report are available at https://www.cstproxy.com/neovolta/2024. To view this material, you must have available the control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

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What does it mean if I receive more than one Notice of Internet Availability or set of proxy materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for each account for which you have received a Notice of Internet Availability or set of proxy materials.

Who is soliciting my vote pursuant to this Proxy Statement?

Our Board is soliciting your vote at the Annual Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

How many shares are eligible to be voted?

As of the Record Date, we had 33,361,711 shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the five director nominees to be elected and one vote on each other matter to be voted on at the Annual Meeting.

What am I voting on?

You are voting on the following matters:

1.	Election of Directors: The election of five director nominees to the Board to serve for a one-year term ending at the 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified. Our director nominees are:

•	Brent Willson	•	Susan Snow
•	Steve Bond	•	John Hass
•	James Amos

2.	Ratification of the Appointment of Independent Auditors: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

3.	Approval of the Amendment to the NeoVolta, Inc. 2019 Stock Plan: To approve the amendment to the NeoVolta, Inc. 2019 Stock Plan to increase the number of shares of common stock authorized for issuance by 5,000,000 shares.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares as follows:

•	“FOR” each director nominee;

•	“FOR” the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025; and

•	“FOR” the approval of the amendment to the NeoVolta, Inc. 2019 Stock Plan.

None of our directors have informed us in writing that he or she intends to oppose any action intended to be taken by us at the Annual Meeting.

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How many votes are required to hold the Annual Meeting and what are the voting procedures?

Quorum Requirement: As of the Record Date, 33,361,711 shares of the Company’s common stock were issued and outstanding. The holders of a majority in voting power of the issued and outstanding shares entitled to vote at the Annual Meeting, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes: Each outstanding share of our common stock is entitled to one vote on each proposal at the Annual Meeting. If there is a quorum at the Annual Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

•	Election of Directors: Directors are elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Votes of “WITHHOLD” and broker non-votes have no legal effect on the election of directors due to the fact that such elections are by a plurality. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•	Ratification of the Appointment of Independent Auditors: The affirmative vote of the holders of at least the majority of the voting power present in person or represented by proxy at the Annual Meeting is necessary to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•	Approval of the Amendment to the NeoVolta, Inc. Stock Plan: The affirmative vote of the holders of at least the majority of the voting power present in person or represented by proxy at the Annual Meeting is necessary to approve the amendment to the NeoVolta, Inc. 2019 Stock Plan. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will have no effect on the outcome of this proposal.

If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the rules of the New York Stock Exchange, and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters.

Shares represented by proxies that are marked vote “withheld” with respect to the election of any nominee for director will not be considered in determining whether such nominee has received the affirmative vote of a plurality of the shares. Except as otherwise specified above, shares represented by proxies that are marked “abstain” with respect to any other matter to be voted upon at the Annual Meeting will not have an effect on the outcome of the vote.

How can I vote my shares in person and participate at the Annual Meeting?

If you plan to attend the Annual Meeting and vote in person on December 10, 2024, or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares. However, even if you plan to attend the Annual Meeting in person, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

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How can I vote my shares without attending the Annual Meeting?

If you are the stockholder of record, you may vote by one of the following four methods as instructed on the Notice of Internet Availability:

•	Online at the Annual Meeting;

•	Via the Internet;

•	By telephone; or

•	By mail.

If you elect to vote by mail and you requested and received a printed set of proxy materials, you may mark, sign, date and mail the proxy card you received from us in the return envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described below), which will include a proxy card.

Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through available channels without giving specific voting instructions, the proxies will vote the shares as recommended by our Board.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive the proxy materials. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee.

How may I cast my vote over the Internet?

Voting over the Internet: If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Time, December 9, 2024 (the day before the Annual Meeting). Visit https://www.cstproxy.com/neovolta/2024 and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether Internet voting options are available.

How may a stockholder nominate someone at the Annual Meeting to be a director or bring any other business before the Annual Meeting?

The Company’s Amended and Restated Bylaws (the “Bylaws”) require advance notice to the Company if a stockholder intends to attend an annual meeting of stockholders in person and to nominate someone for election as a director or to bring other business before the meeting. Such a notice may be made only by a stockholder of record within the time period established in the Bylaws and described in each year’s Proxy Statement. See the section titled “Stockholder Proposals and Director Nominations for the 2025 Annual Meeting” below for additional information.

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How may I revoke or change my vote?

If you are the record owner of your shares, and you completed and submitted a proxy card, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	submitting a new proxy card with a later date;

•	delivering written notice to our Corporate Secretary on or before 2:00 P.M. Pacific Time on December 10, 2024 (the Annual Meeting date and time), stating that you are revoking your proxy;

•	attending the Annual Meeting and voting your shares; or

•	if you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Please note that attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.

If you own your shares in “street name,” you may later revoke your voting instructions by informing the bank, broker or other holder of record in accordance with that entity’s procedures.

Who is paying for the costs of this proxy solicitation?

The Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, officers and https://www.cstproxy.com/neovolta/2024 regular employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

Are there any rights of appraisal?

The Board of Directors is not proposing any action for which the laws of the State of Nevada, our Amended and Restated Articles of Incorporation or our Second Amended and Restated Bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

Who will count the votes?

The inspector of election appointed for the Annual Meeting will receive and tabulate the ballots and voting instruction forms. The Board has appointed Continental Stock Transfer and Trust to serve as the inspector of election.

Where do I find the voting results of the Annual Meeting?

The voting results will be disclosed in a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

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How can I obtain the Company’s corporate governance information?

Our corporate governance information is available on our website at www.neovolta.com under “Investors—Governance.” Our stockholders may also obtain written copies at no cost by writing to us at NeoVolta, Inc., 13651 Danielson Street, Suite A, Poway, California 92064, Attention: Corporate Secretary, or by calling (800) 364-5464.

How do I request electronic or printed copies of this and future proxy materials?

You may request and consent to delivery of electronic or printed copies of this and future proxy statements, annual reports and other stockholder communications by:

•	visiting https://www.cstproxy.com/neovolta/2024;

•	calling 1-888-266-6791; or

•	sending an email to proxy@continentalstock.com with “Proxy Materials NeoVolta, Inc.” in the subject line along with your control number. Please include your full name and address.

When requesting copies of proxy materials and other stockholder communications, you should have available the control number located on the Notice of Internet Availability or proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

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PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election as Directors

Our Board has unanimously approved the nomination of Brent Willson, Steve Bond, James Amos, Susan Snow, and John Hass for election as directors to serve until the 2025 Annual Meeting of Stockholders and until their successors are elected and have qualified. Our Board currently has five members.

Information about the principal occupations, business experience and qualifications of each of our director nominees is provided below under the heading “Qualifications of 2024 Director Nominees and Continuing Directors.”

Qualifications of 2024 Director Nominees and Continuing Directors

Brent Willson Age: 59 Director Since: 2018 Committees: None	Brent Willson has served as founder and a director since our inception. Col Willson served as our president and chief executive officer from inception until April 2024, and has served as our chief technology officer since April 2024. Col Willson retired after more than 31 years of distinguished service with the United States Marine Corps, in December 2017. Col Willson rose to the rank of USMC Colonel where he was responsible for large acquisitions, security, facilities and infrastructure, and was an aviator. At the Office of the Secretary of Defense for Acquisition, Col Willson was responsible for managing the Defense Department’s $100 billion portfolio of helicopters and tilt-rotor aircraft. In January 2018, Col Willson served as a director and as president and chief executive officer of Holly Brothers Pictures, Inc., a crypto-currency company. Col Willson resigned from Holly Brothers Pictures, Inc. on November 15, 2019. Col Willson holds a BS in Business Administration, a Masters of Military Science, a Masters of National Security and Strategic Studies, and is a Level II Program Manager. Col Willson also holds all military pilots ratings and FAA multi-engine airplane/helicopter with instrument license. We believe Col Willson’s background in managing large portfolios and his educational background qualifies him to serve as a director of the Company.

Steve Bond Age: 50 Director Since: 2018 Committees: None	Steve Bond has served as a director and as our chief financial officer since May 2018. Over the last 15 years, Steve Bond has worked with over 100 companies as a consulting executive in finance, strategy and revenue growth. Mr. Bond resigned as a director and as chief financial officer of Holly Brothers Pictures, Inc., a crypto-currency company, on November 15, 2019. Mr. Bond has been active in the San Diego Rotary Club and served on the Board of Promises to Kids. Mr. Bond graduated Summa Cum Laude in Finance from San Diego State University in 2000. We believe Mr. Bond’s consulting experience and his educational background qualifies him to serve as a director of the Company.

James Amos Age: 77 Director Since: 2021 Committees: • Audit • Compensation • Nominating and Governance (Chair)	James Amos has served as a director since January 2021. Gen Amos was nominated by President Barack Obama in 2010, and confirmed by Congress, as the 35th Commandant of the U.S. Marine Corps, the highest-ranking officer in the Marine Corps. Upon retirement in 2014, he joined the Board of Directors of LORD Corporation, a global leader in motion and control technologies, and later served as its Chairman of the Board of Directors prior to its acquisition by Parker Hannifin in 2019. Gen Amos currently serves as a strategic advisor to the President of ST Engineering - North America, a member of the President of Huntington Ingalls Shipbuilding Strategic Advisory Panel, a member of NOVANT Health’s Board of Trustees, a member of the Board of Advisors for the Jewish Institute for National Security in America (JINSA), a member of Charlotte’s Veterans Bridge Home Advisory Board, as well as Founder of Windsock LLC. Gen Amos graduated from the University of Idaho in 1970 with a Bachelor of Science degree in finance and economics. Gen Amos previously served as Chairman of the Board of Directors of the Semper Fi Fund/America’s Fund. We believe Gen Amos’s leadership in both his military and civilian endeavors qualifies him to serve as a director of the Company.

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Susan Snow Age: 66 Director Since: 2022 Committees: • Audit (Chair) • Compensation • Nominating and Governance	Susan Snow has served as a director since July 2022. From January 2018 to December 2021, Ms. Snow served as Senior VP, Operations at Redhorse, a consulting firm specializing in contacts and relationships with U.S. governmental agencies. Previously, from May 2009 until January 2018, Ms. Snow was a principal at Transitional Finance Partners. Ms. Snow began her professional career and earned her CPA at KPMG, where she spent four years before leaving for a Chief Financial Officer role in private industry. Since December 2021, Ms. Snow has served as director of Creative Medical Technology Holdings, Inc. We believe Ms. Snow’s financial and corporate experience and expertise qualify her to serve as one of our directors.

John Hass Age: 54 Director Since: 2022 Committees: • Audit • Compensation (Chair) • Nominating and Governance	John Hass has served as a director since July 2022. Mr. Hass has served as the Chief Product Officer for Shoals Technologies Group, Inc., a Nasdaq-listed electrical Balance of Systems provider for solar, energy storage, and eMobility, since September 2021. Prior, he was Founder and CEO of ConnectPV, Inc., from January 2015 until September 2021, providing electrical Balance of Systems products to the utility scale solar and white labelling Residential Energy Storage systems for NeoVolta. Mr. Hass served as CEO of SolarBOS, also supporting electrical Balance of System products in the solar industry, from March 2013 through November 2014. Mr. Hass began his professional career at TEAL Electronics in 1994 and has a Bachelor of Science in Mechanical Engineering and a Masters in Business Administration from San Diego State University. We believe that John’s experience that spans almost three decades in power systems development, renewable energy and manufacturing qualify him to serve as one of our directors.

Executive Officers Who are Not Serving as Directors

Below is information regarding each of our current executive officers who are not directors of the Company, including their title, age and brief biography describing each executive officer’s business experience. No executive officer has any family relationship with any other executive officer or any of our current directors or director nominees.

Name and Position	Age	Business Experience
Ardes Johnson. Chief Executive Officer	54	Ardes Johnson has served as our chief executive officer since April 2024. Prior to joining the Company, Mr. Johnson served as president of the U.S. subsidiary of Meyer Burger, a major manufacturer of solar cells and solar modules based in Switzerland. Previously, he held executive sales positions with a number of industrial companies, including General Electric and Tesla. Mr. Johnson holds a B.S. degree in engineering from Texas Tech University and an MBA degree from Southern Methodist University.

Corporate Governance and Board Matters

We are committed to sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Certain features of our corporate governance practices are provided below.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, banking, real estate or technology. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders. When considering potential director candidates, our Board also considers the candidate’s character, judgment, diversity, skill set, specific business background and global or international experience in the context of our needs and those of the Board.

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Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our board of directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with our company.

Our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Col Willson and Mr. Bond, are independent as defined under the Nasdaq Rules.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy that applies to all of our directors and employees. The policy attempts to establish standards that will avoid even the appearance of improper conduct on the part of insiders.

Hedging and Pledging Policy

We do not permit our directors and employees to enter into hedging and monetization transactions or to engage in short sale transactions in the Company’s securities. We believe that such transactions can mitigate or eliminate the economic risk of ownership and disincentivize such individuals from seeking to improve the Company’s performance and, consequently impair their alignment with our stockholders’ interests.

We also do not permit our directors and executive officers to enter into pledging arrangements involving their shares of our common stock. We believe such arrangements present a risk that the individual could be pressured or forced to sell our stock to meet loan requirements, which we believe would be inconsistent with our belief in aligning their interests with long-term stockholder interests, and potentially could cause us reputational harm and violate internal policies regarding transacting in our stock when such person is aware of material nonpublic information or otherwise prohibited from trading in our common stock.

Leadership Structure

We do not currently have a chairperson of the board. From the time the Company began its operations in 2018 until April 29, 2024, Col Willson served as our CEO. Since April 29, 2024, Mr. Johnson has served as our CEO.

We believe that independent and effective oversight of the Company’s business and affairs is maintained through the composition of the Board, the leadership of our independent directors and Board committees and our governance structures and processes. The Board consists of a majority of independent directors, and the Board’s Audit, Compensation and Nominating and Governance Committees are composed solely of independent directors.

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Diversity of Directors

The following table summarizes certain self-identified characteristics of our directors, utilizing the categories and terms set forth in applicable Nasdaq rules and related guidance:

Board Diversity Matrix (As of October 18, 2024)
Total Number of Directors	5
	Male	Female
Gender
Directors	4	1
Number of Directors who identify in Any of the Categories Below:
White	4	1

Code of Ethics

Our Board of Directors has adopted a written Code of Business Conduct and Ethics applicable to all officers, directors and employees, which is available on our website at www.neovolta.com under “Governance Documents” within the “Corporate Governance” section. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of this Code and by posting such information on the website address and location specified above.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee are or have been one of our officers or employees. In addition, none of our executive officers serves or has served as a member of the Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Risk Management and Oversight

Our Board oversees our risk management process, which is a company-wide approach to risk management that is carried out by our management. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk within their specific area of concern. Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Stockholder Communications and Annual Meeting Attendance

Stockholders may communicate with our Board by contacting the Corporate Secretary, NeoVolta, Inc., 13651 Danielson Street, Suite A, Poway, California 92064. All communications will be forwarded directly to the Chairman for consideration.

The Board members are not required to attend our annual meetings of stockholders. However, all directors are encouraged to attend every annual meeting of stockholders as we believe that the annual meeting is an opportunity for stockholders to communicate directly with directors. We did not hold a formal annual meeting last year prior to our listing on the Nasdaq Stock Market.

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Committees of the Board of Directors

We established a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. Our Board of Directors has adopted and approved a charter for each of these standing committees. The charters, which include the functions and responsibilities of each of the committees, can be found in the “Investors - Governance” section on our web site at www.neovolta.com.

The names of the current members (chairs specifically noted) and highlights of some of the key oversight responsibilities of the Board committees are set forth below.

Audit Committee
Members:	Key Oversight Responsibilities:

• Susan Snow (Chair)	•	overseeing the compensation and work of and performance by our independent auditor and
• John Hass		any other registered public accounting firm performing audit, review or attestation services for us;
• James Amos	•	engaging, retaining and terminating our independent auditor and determining the terms thereof;
	•	assessing the qualifications, performance and independence of the independent auditor;
Meetings in fiscal 2024: four	•	evaluating whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence;
✔ All members of the Audit Committee	•	reviewing and discussing the audit results, including any comments and recommendations of
are independent		the independent auditor and the responses of management to such recommendations;
	•	reviewing and discussing the annual and quarterly financial statements with management and
✔ All members of the Audit Committee		the independent auditor;
are financially literate	•	producing a committee report for inclusion in applicable SEC filings;
	•	reviewing the adequacy and effectiveness of internal controls and procedures;
✔ Ms. Snow is considered an “audit	•	establishing procedures regarding the receipt, retention and treatment of complaints received
committee financial expert” with		regarding the accounting, internal accounting controls, or auditing matters and conducting
accounting or related financial management		or authorizing investigations into any matters within the scope of the responsibility of
expertise in accordance with the U.S.		the audit committee; and
Securities and Exchange Commission’s	•	reviewing transactions with related persons for potential conflict of interest situations.
(“SEC”) rules and regulations and
NASDAQ rules

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Compensation Committee
Members:	Key Oversight Responsibilities:

• John Hass (Chair)	•	reviewing and recommending all elements and amounts of compensation for each executive
• Susan Snow		officer, including any performance goals applicable to those executive officers;
• James Amos	•	reviewing and recommending for approval the adoption, any amendment and termination of all cash and equity-based incentive compensation plans;
Meetings in fiscal 2024: one	•	once required by applicable law, causing to be prepared a committee report for inclusion in applicable SEC filings;
✔ All members of the Compensation	•	approving any employment agreements, severance agreements or change of control agreements
Committee are independent		that are entered into with the CEO and certain executive officers; and
	•	reviewing and recommending the level and form of non-employee director compensation and
✔ All members of the Compensation		benefits.
Committee qualify as “nonemployee”
directors within the meaning of		Our Chief Executive Officer reviews the performance of our other executive officers (other than
Rule 16b-3 under the Exchange Act	himself) and, based on that review, our Chief Executive Officer makes recommendations to the
Compensation Committee about the compensation of executive officers (other than himself). Our Chief
Executive Officer does not participate in any deliberations or approvals by the Board or the
Compensation Committee with respect to his own compensation.

Nominating and Governance Committee
Members:	Key Oversight Responsibilities:

• James Amos (Chair)	•	recommending persons for election as directors by the stockholders;
• Susan Snow	•	recommending persons for appointment as directors to the extent necessary to fill any vacancies
• John Hass		or newly created directorships;
	•	reviewing annually the skills and characteristics required of directors and each incumbent
Meetings in fiscal 2024: one		director’s continued service on the board;
	•	reviewing any stockholder proposals and nominations for directors;
✔ All members of the Nominating	•	advising the board of directors on the appropriate structure and operations of the board and
and Governance Committee are		its committees;
independent	•	reviewing and recommending standing board committee assignments;
	•	developing and recommending to the board Corporate Governance Guidelines, a Code of
Business Conduct and Ethics and other corporate governance policies and programs and reviewing such guidelines, code and any other policies and programs at least annually;
	•	making recommendations to the board as to determinations of director independence; and
	•	making recommendations to the board regarding corporate governance based upon developments, trends, and best practices.

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Selecting and Nominating Director Candidates

In carrying out its functions, the Nominating and Governance Committee develops qualification criteria for all potential nominees for election, including incumbent directors, board nominees and stockholder nominees to be included in the Company’s future proxy statements. These criteria may include the following attributes:

•	adherence to high ethical standards and high standards of integrity;
•	sufficient educational background, professional experience, business experience, service on other boards of directors and other experience, qualifications, diversity of viewpoints, attributes and skills that will allow the candidate to serve effectively on the Board and the specific committee for which he or she is being considered;
•	evidence of leadership, sound professional judgment and professional acumen;
•	evidence the nominee is well recognized in the community and has a demonstrated record of service to the community;
•	a willingness to abide by any published code of conduct or ethics for the Company and to objectively appraise management performance;
•	the ability and willingness to devote sufficient time to carrying out the duties and responsibilities required of a director;
•	any related party transaction in which the candidate has or may have a material direct or indirect interest and in which we participate; and
•	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board of Directors that is effective, collegial and responsive to the needs of the Company and the interests of our stockholders.

The Nominating and Governance Committee also evaluates potential nominees for the Company’s Board to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are “independent” in accordance with applicable SEC and NASDAQ rules (to ensure that, at all times, at least a majority of our directors are independent). Although we do not have a separate diversity policy, the Nominating and Governance Committee considers the diversity of the Company’s directors and nominees in terms of knowledge, experience, skills, expertise and other factors that may contribute to the effectiveness of the Company’s Board.

Prior to nominating or, if applicable, recommending an existing director for re-election to the Company’s Board, the Nominating and Governance Committee considers and reviews the following attributes with respect to each sitting director:

•	attendance and performance at meetings of the Company’s Board and the committees on which such director serves;
•	length of service on the Company’s Board;
•	experience, skills and contributions that the sitting director brings to the Company’s Board;
•	independence and any conflicts of interest; and
•	any significant change in the director’s status, including with respect to the attributes considered for initial membership on the Company’s Board.

Board and Committee Meetings

Our Board held four meetings during fiscal year 2024. In fiscal year 2024, each incumbent director attended [100]% of the aggregate of (1) the total number of meetings of the Board (held during the period for which that person served as a director) and (2) the total number of meetings held by all committees of the Board on which that person served (held during the period served).

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has (i) reviewed and discussed our audited financial statements for fiscal year ended June 30, 2024 with our management; (ii) discussed with MaloneBailey, LLP, our independent registered public accounting firm, all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (iii) received the written disclosures and the letter from MaloneBailey, LLP required by applicable requirements of the PCAOB regarding MaloneBailey, LLP’s communications with the Audit Committee concerning independence, and discussed with MaloneBailey, LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board that our audited financial statements for the year ended June 30, 2024 be included in our Annual Report on Form 10-K for the year ended June 30, 2024.

Audit Committee

By:	Susan Snow, Chair
John Hass
James Amos

ANNUAL REPORT TO STOCKHOLDERS

Our 2024 Annual Report has been made available to stockholders and is posted on our website www.neovolta.com under “Investors—SEC Filings.”

Additional copies of the 2024 Annual Report may be obtained without charge upon written request to Investor Relations, NeoVolta, Inc., 13651 Danielson Street, Suite A, Poway, California 92064.

The 2024 Annual Report shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership of our common stock as of October 18, 2024:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our named executive officers and directors; and
•	all our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

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In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of the date of this prospectus are counted as outstanding, although such shares are not counted as outstanding for computing the percentage ownership of any other person. The percentage of shares beneficially owned is computed on the basis of 33,361,711 shares of our common stock outstanding. Unless otherwise indicated, the address of each person listed below is c/o NeoVolta, Inc., 13651 Danielson Street, Suite A, Poway, California 92064.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Class (1)
Executive officers and directors:
Brent Willson	4,050,000	(2)	12.1%
Ardes Johnson	–	(3)	–
Steve Bond	800,000		2.4%
James F. Amos	34,966		*
Susan Snow	39,876	(4)	*
John Hass	56,966		*
All Executive Officers and Directors as a group (6 persons)	5,081,808		15.2%

*	Less than 1%.
(1)	Based on 33,361,711 shares to be outstanding as of October 18, 2024.
(2)	Includes shares held by Canmore International, Inc., an entity affiliated with Col Willson.
(3)	Pursuant to his employment agreement, in April 2024 Mr. Johnson received a restricted stock unit award for 1,280,000 shares of common stock that will vest over a four-year period.
(4)	Includes shares held by The Susan Hegarty Snow Trust, of which Ms. Snow is a beneficiary.

Compensation of Non-Employee Directors

Our non-employee directors received compensation either in the form of all stock, or a combination of cash and stock, at their election, beginning in the third quarter of 2022 in addition to reimbursement for travel costs to attend meetings. Each non-employee director receives the cash equivalent of $65,000 per year for being a member of the board, and no additional fees are paid to them for service on our Board committees. Calculation of the stock portion of fees elected by non-employee directors is made quarterly and such shares are issued annually. Payment of the cash portion of fees elected by non-employee directors is made by the Company quarterly.

The following table sets forth compensation paid or awarded to, or earned by, each of our directors (except for Col Willson and Mr. Bond, whose compensation is disclosed under “Executive Compensation—Summary Compensation Table” below) during 2024:

Name	Stock Awards	Fees earned or paid in cash	Total
James Amos(1)	$65,000	$–	$65,000
Susan Snow(2)	$45,500	$19,500	$65,000
John Hass(3)	$65,000	$–	$65,000

_____________________

(1)	Gen Amos received 36,609 shares of stock and zero cash for Board service in the year ended June 30, 2024.
(2)	Ms. Snow received 25,626 shares of stock and $19,500 of cash for Board service in the year ended June 30, 2024.
(3)	Mr. Hass received 36,609 shares of stock and zero cash for Board service in the year ended June 30, 2024.

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EXECUTIVE COMPENSATION

Our named executive officers named in the Summary Compensation Table (such executive officers are referred to herein as the “Named Executive Officers” or ”NEOs”) for 2024 and 2023, which consist of all individuals serving as our principal executive officer during the year and the Company’s one other most highly compensated executive officer, are:

•	Ardes Johnson, CEO (since April 29, 2024)
•	Brent Willson, CEO (before April 29, 2024); and
•	Steve Bond, CFO.

Summary Compensation Table

The following table shows the compensation awarded to or earned in the last two fiscal years by our NEOs. We did not have any other employees that received more than $100,000 in compensation during fiscal 2024 or 2023.

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(2)	Total ($)
Ardes Johnson, Chief Executive Officer (since April 29, 2024)	2024	58,333		2,854,000	2,912,333

Brent Willson, Director	2024	165,000	(1)	–	165,000
President and Chief Executive Officer (before April 29, 2024)	2023	165,000	(1)	–	165,000

Steve Bond, Director and	2024	125,000	(3)	–	125,000
Chief Financial Officer	2023	125,000	(3)	–	125,000

(1)	The amounts shown in the first column represent the payments made or accrued by the Company to Col Willson in the period from July 1, 2023 through June 30, 2024 and in the period from July 1, 2022 through June 30, 2023.
(2)	Represents the full grant date fair value of the stock awards and do not necessarily correspond to the actual value that may be realized by the holder.
In April 2024, we entered into an employment agreement with our new Chief Executive Officer, Ardes Johnson, providing for an initial term extending through June 30, 2027, which will be automatically renewed for additional one-year terms unless either party chooses not to renew it. Pursuant to the agreement, Mr. Johnson received an initial equity grant equal to 1,280,000 restricted stock units (“RSUs”), with a grant date value of $2,854,000, which will vest over a four-year period, subject to his continued employment with the Company, and will be entitled to earn additional RSUs on each anniversary in the form of three annual performance-based equity grants, beginning in the year ending June 30, 2025, with a target value of up to $660,000 each.
(3)	The amounts shown in the first column represent the payments made or accrued by the Company to Mr. Bond in the period from July 1, 2023 through June 30, 2024 and in the period from July 1, 2022 through June 30, 2023.

Narrative Disclosure to Summary Compensation Table

General

We have compensated our NEOs through a combination of base salary and equity awards. Each of our NEOs has substantial responsibilities relating to our day-to-day operations.

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Base Salary

The Compensation Committee reviews and approves base salaries of our NEOs. In setting the base salary of each NEO for the periods presented above, the Compensation Committee relied on market data. The Compensation Committee also may retain independent consultants as it deems appropriate. Salary levels are typically considered annually as part of our regularly scheduled performance review process and otherwise upon a promotion or other change in job responsibility.

Equity Awards

The stock option awards reflected in the table above were issued pursuant to the 2019 Stock Plan, which, as described more fully below, allows the Compensation Committee to establish the terms and conditions of the awards, subject to the plan terms. In February 2019, we adopted the 2019 Stock Plan, which permits either the Compensation Committee or our entire Board, for the period prior to the establishment of the Compensation Committee, to grant stock options. We believe these awards to our executive officers help align the interests of management and our stockholders and reward our executive officers for improved Company performance.

401(k) Retirement Plan

The Company participates in a 401(k) plan that allows all employees, including NEOs, to contribute part of their compensation, up to specified IRS limitations. For fiscal 2024, the Company did not provide any matching contributions to the 401(k) plan.

Health and Welfare Benefits

Our NEOs are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, and basic group life insurance coverage. The purpose of our employee benefit plans is to help us attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

Executive Agreements

Employment Agreement with Ardes Johnson, CEO

In April 2024, we entered into an employment agreement with Ardes Johnson pursuant to which Mr. Johnson agreed to serve as our CEO. The employment agreement provides for compensation consisting of base salary of $350,000, a target cash annual bonus of 100% of base salary with a maximum annual bonus of 150% of base salary, and an annual equity grant based on the achievement of certain goals with a target value of $660,000. For the year ending June 30, 2025, the employment agreement provides that the performance goals for the achievement of the cash bonus and equity grant will be the sale of 1,200 units during such fiscal year (excluding those sold through a specified distributor). Pursuant to the employment agreement, Mr. Johnson received a restricted stock unit award for 1,280,000 shares of common stock that will vest over a four-year period. The employment agreement provides for an initial term of through June 30, 2027, which will be automatically renewed for additional one-year terms unless either party chooses not to renew the agreement. If Mr. Johnson’s employment is terminated at our election without “cause” (as defined in the employment agreement), or by Mr. Johnson for “good reason” (as defined in the employment agreement), Mr. Johnson shall be entitled to receive severance payments equal to six months of base salary and a prorated amount of the annual bonus for such fiscal year.

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Employment Agreement with Brent Willson, Former CEO

We entered into an employment agreement with Colonel Brent Willson, effective April 1, 2022, pursuant to which Col Willson agreed to continue to serve as our Chief Executive Officer and President. As noted above, we engaged Ardes Johnson as our new CEO effective April 29, 2024, replacing Col Willson who remains as Chairman of the Board and chief technology officer. Except for the change in responsibilities, all other terms and conditions of the employment agreement with Col Willson remain in full force and effect. The initial term of the employment agreement with Col Willson was one year and is automatically renewable for additional one-year terms unless either party chooses not to renew the agreement. The agreement provides for an initial annual salary of $165,000. Pursuant to the agreement, we issued Col Willson a restricted stock unit award for up to 150,000 shares of our common stock upon achieving the following milestones: (i) Milestone 1 - Successfully complete the uplisting offering in 2022 (which occurred in July 2022) and continue his employment with our company until January 1, 2023: 50,000 shares (these shares were issued January 1, 2023); and (ii) Milestone 2 - Produce 2,000 ESSs in 2022 and continue his employment with our company until January 1, 2023: 100,000 shares. Since the production target was not met by the target date, Milestone 2 was not achieved and is no longer achievable. Any shares of common stock issued pursuant to the foregoing restricted stock unit award shall be subject to a further lock-up arrangement restricting the sale of such shares of common stock to 25% of the total shares issued on the three-, six-, nine- and twelve-month anniversary of issuance. If Col Willson’s employment is terminated at our election without “cause” (as defined in the agreement), Col Willson shall be entitled to receive severance payments equal to three months of Col Willson’s base salary. Col Willson will agree not to compete with us until twelve months after the termination of his employment.

Employment Agreement with Steve Bond, CFO

In February 2022, we entered into a new employment agreement with Steve Bond pursuant to which Mr. Bond agreed to continue to serve as our Chief Financial Officer, effective March 1, 2022. The initial term of the employment agreement is one year and will be automatically renewable for additional one-year terms unless either party chooses not to renew the agreement. The agreement provides for an initial annual salary of $125,000. Pursuant to the agreement, we issued Mr. Bond a restricted stock unit award for up to 300,000 shares of our common stock upon achieving the following milestones (which achievements shall be determined by the Board): (i) Milestone 1 - Successfully complete the uplisting offering in 2022 (which occurred in July 2022) and continue his employment with our company until January 1, 2023: 250,000 shares (these shares were issued January 1, 2023); and (ii) Milestone 2 - successfully complete and file the Company’s Form 10-K for the year ended June 30, 2023 no later than September 29, 2023 and continue his employment with our company until January 1, 2024: 50,000 shares. Milestone 1 was achieved as of January 1, 2023, and the underlying 250,000 shares of common stock earned under Milestone 1 were issued to Mr. Bond as of that date. Milestone 2 was achieved as of January 1, 2024, and the underlying 50,000 shares of common stock earned under Milestone 2 are expected to be issued to him at a later date. If Mr. Bond’s employment is terminated at our election without “cause” (as defined in the agreement), Mr. Bond shall be entitled to receive severance payments equal to three months of Mr. Bond’s base salary. Mr. Bond will agree not to compete with us until twelve months after the termination of his employment.

2019 Stock Plan

In February 2019, we adopted the NeoVolta, Inc. 2019 Stock Plan (the “2019 Plan”). The Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards and stock unit awards to key employees and non-employee directors. The purpose of the Plan is to recognize contributions made to our Company by key employees and non-employee directors and to provide them with additional incentive to achieve the objectives of our Company. The following is a summary of the Plan.

Administration. The 2019 Plan is administered by our board of directors or, once established, the compensation committee of the board of directors (we refer to the body administering the 2019 Plan as the “Committee”). The Committee has full authority to select the individuals who will receive awards under the 2019 Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards.

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Limit on Non-Employee Director Compensation. Under the 2019 Plan, the following limits apply to non-employee directors. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the 2019 Plan and cash fees paid to such non-employee director, will not exceed $300,000 in total value. For purposes of these limitations, the value of awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Number of Shares of Common Stock. The number of shares of the common stock that may be issued under the 2019 Plan is currently 2,500,000, but will be increased to 7,500,000 if Proposal 3 is approved. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the 2019 Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to us by a participant, or withheld by us on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the 2018 Plan. The number of shares of common stock issuable under the 2019 Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the 2019 Plan. No award granted under the 2019 Plan may be transferred, except by will, the laws of descent and distribution.

Eligibility. All employees designated as key employees for purposes of the 2019 Plan, all non-employee directors and consultants are eligible to receive awards under the 2019 Plan.

Awards to Participants. The 2019 Plan provides for discretionary awards of stock options, stock awards, stock unit awards and stock appreciation rights to participants. Each award made under the 2019 Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the 2019 Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing price of the common stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the date the 2019 Plan was adopted.

Stock Appreciation Rights. The Committee has the discretion to grant stock appreciation rights to participants. The Committee determines the exercise price for a stock appreciation right, which cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant in common stock or in cash, at our discretion, an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. The Committee has the discretion to set the terms and conditions applicable to the award, including the number of shares subject to the stock appreciation right and the vesting schedule, provided that each stock appreciation right will expire not more than ten years from the date of grant and no dividends or dividend equivalents shall be paid with respect to any stock appreciation right prior to the exercise of the stock appreciation right.

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Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any stock award subject to restrictions will be held by us and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse.

Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that such dividend equivalents will be held by us and paid only to the extent the restrictions lapse.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to us the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing us to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the 2019 Plan or any award agreement, in the event of a “Change in Control” of the company, the Committee has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the target level. In addition, upon such Change in Control, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

Amendment of Award Agreements; Amendment and Termination of the 2019 Plan; Term of the 2019 Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the 2019 Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares are listed.

Notwithstanding the foregoing, neither the 2019 Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation right or cancelling a stock option or stock appreciation right in exchange for cash, other stock options or stock appreciation rights with a lower exercise price or other stock awards. (This prohibition on repricing without stockholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the company or similar events.)

No awards may be granted under the 2019 Plan on or after the tenth anniversary of the initial effective date of the 2019 Plan.

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Outstanding Equity Awards

The following table sets forth certain information concerning our outstanding equity awards for our named executive officers on June 30, 2024.

Outstanding Equity Awards at Fiscal Year-End - 2024

Name	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (1)
Ardes Johnson	--	--	1,280,000 (2)	3,379,200
Brent Willson	--	--	--	--
Steve Bond	--	--	--	--

(1)	Based on the closing price of the Company’s common stock on June 30, 2024, of $2.64.
(2)	Consists of an RSU award that vests over a four-year period beginning April 29,2024, subject to his continued employment with the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

Our audit committee charter provides that our audit committee is responsible for reviewing and approving in advance any related party transaction. This will cover, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In determining whether to approve a proposed transaction, our Audit Committee will consider all relevant facts and circumstances including: (i) the materiality and character of the related party’s direct or indirect interest; (ii) the commercial reasonableness of the terms; (iii) the benefit or perceived benefit, or lack thereof, to us; (iv) the opportunity cost of alternate transactions; and (v) the actual or apparent conflict of interest of the related party.

SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the outstanding shares of common stock to file reports with the SEC disclosing their ownership of common stock at the time they become subject to Section 16(a) and changes in such ownership that occur during the year. Based solely on a review of copies of such reports furnished to us, or on written representations that no reports were required, we believe that all directors, executive officers and holders of more than 10% of the common stock complied in a timely manner with the filing requirements applicable to them with respect to transactions during the year ended June 30, 2024.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING JUNE 30, 2025

Stockholders will also be asked to ratify the Audit Committee’s appointment of MaloneBailey, LLP to audit the books and accounts of the Company for the fiscal year ending June 30, 2025. MaloneBailey, LLP has served as the Company’s independent registered public accounting firm since inception.

A representative of MaloneBailey, LLP is expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Because your vote is advisory, it will not be binding upon the Audit Committee, overrule any decision made by the Audit Committee, or create or imply any additional fiduciary duty by the Audit Committee. The Audit Committee may, however, take into account the outcome of the vote when considering future auditor appointments.

Audit Fees and Services

Aggregate fees for professional services rendered by MaloneBailey, LLP for their services for the fiscal years ended June 30, 2024 and 2023, respectively, were as follows:

	2024	2023
Audit Fees	$128,618	$119,818
Audit-related fees	–	35,000
Tax fees	3,090	2,500
All other fees	–	–
TOTAL	$131,708	$157,318

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for reviews of registration statements as well as assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

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All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

All services provided by the independent auditors during the years ended June 30, 2024, and 2023 were approved by the Audit Committee in accordance with our pre-approval policy and applicable SEC regulations.

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PROPOSAL 3: TO APPROVE THE AMENDMENT TO THE NEOVOLTA, INC. 2019 STOCK PLAN

Our Board and the Compensation Committee of the Board approved an increase in number of shares of common stock authorized for issuance under the NeoVolta, Inc. 2019 Stock Plan (the “Existing 2019 Plan”) by 5,000,000 shares, subject to the receipt of stockholder approval, which the Company is seeking at this stockholders’ meeting. The complete text of the amendment is set forth in the NeoVolta, Inc. 2019 Stock Plan, as amended, a copy of which is attached as Annex A to this proxy statement (the “Amended 2019 Plan”).

Overview

Equity awards have been historically and, we believe, will continue to be, an integral component of our overall compensation program for our employees, directors, and consultants. We utilize our Existing 2019 Plan for awards, but this plan no longer has sufficient shares for issuance. As of the Record Date, our Existing 2019 Plan has 507,377 shares available for issuance. Approval of the Amended 2019 Plan will allow us to continue to grant equity awards at levels we determine to be appropriate in order to attract new employees and directors, retain our existing employees and directors, and to provide incentives for such persons to exert maximum efforts for our success. The Amended 2019 Plan will allow us to continue to utilize a broad array of equity incentives with flexibility in designing equity incentives, including stock option grants, stock appreciation rights, stock awards, and stock unit awards.

We believe it is critical for our long-term success that the interests of our employees and directors are tied to our success as “owners” of our business. The equity incentive programs we have in place are intended to build stockholder value by attracting and retaining talented employees and directors. We believe we must continue to offer competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success. To date, [stock options and restricted stock units] have been the sole component of our equity program. The potential value of stock options is realized only if our share price increases, and so stock options provide a strong incentive for individuals to work to build stockholder value.

We have and we expect to continue to experience some growth in personnel as we progress our business and advance our drug candidates through clinical trials. Additionally, we aim to conserve cash for clinical trials and use equity as a significant part of our employee compensation. If our stockholders do not approve the Amended 2019 Plan we believe that we will be unable to successfully use equity as part of our compensation program, as most of our competitors in the industry do, putting us at a significant disadvantage. Additionally, we would then have to utilize more cash to compensate our employees. Therefore, we believe that approval of this request is in the best interest of our stockholders and our company.

Key Features Designed to Protect Stockholders’ Interests

The design of the Amended 2019 Plan reflects our commitment to corporate governance and the desire to preserve stockholder value as demonstrated by the following features of the plan:

Independent administrator. The Compensation Committee of the board of directors, which is comprised of at least two non-employee directors, will administer the Amended 2019 Plan.

No evergreen feature. The maximum number of shares available for issuance under the Amended 2019 Plan is fixed and cannot be increased without stockholder approval.

Repricing prohibited. Stockholder approval is required for any repricing of any stock options or stock appreciation rights.

Limitations on Dividend Payments on Awards. Dividends and dividend equivalents on all stock units and stock awards are paid only to the extent the awards vest, and no dividends or dividend equivalents are ever paid on stock options or stock appreciation rights prior to exercise.

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No discount awards; maximum term specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the fair market value on the date the award is granted and a term no longer than ten years’ duration.

Award design flexibility. Different kinds of awards may be granted under the Amended 2019 Plan, giving us the flexibility to design our equity incentives to compliment the other elements of compensation and to support the attainment of our strategic goals.

Share counting. The number of shares available for grant under the Amended 2019 Plan is reduced by the gross number of shares subject to awards, and shares withheld for taxes in connection with awards or tendered in payment of an option’s exercise price cannot be used for future grants.

Non-employee director limits. The 2019 Plan contains a limit on the compensation that may be paid to any non-employee member of our Board in any calendar year.

No tax gross-ups. The Amended 2019 Plan does not provide for tax gross-ups.

Fixed term. The Amended 2019 Plan has a fixed term of ten years from its initial effective date, or February 21, 2029.

Description of the Amended 2019 Plan

The Amended 2019 Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards, stock unit awards and stock appreciation rights to key employees, non-employee directors and consultants. The material features of the Amended 2019 Plan are outlined below. The following description of the Amended 2019 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2019 Plan. Stockholders are urged to read the actual text of the Amended 2019 Plan in its entirety, which is appended to this Proxy Statement as Annex A.

Administration. The Amended 2019 Plan is administered by our board of directors or, once established, the compensation committee of the board of directors (we refer to the body administering the Amended 2019 Plan as the “Committee”). The Committee has full authority to select the individuals who will receive awards under the Amended 2019 Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards.

Limit on Non-Employee Director Compensation. Under the Amended 2019 Plan, the following limits apply to non-employee directors. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the Amended 2019 Plan and cash fees paid to such non-employee director, will not exceed $300,000 in total value. For purposes of these limitations, the value of awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Number of Shares of Common Stock. Assuming this proposal is approved, the number of shares of the common stock that may be issued under the Amended 2019 Plan is 7,500,000. If there is a lapse, forfeiture, expiration, termination, or cancellation of any award made under the Amended 2019 Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to us by a participant, or withheld by us on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the Amended 2019 Plan. The number of shares of common stock issuable under the Amended 2019 Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the Amended 2019 Plan. No award granted under the Amended 2019 Plan may be transferred, except by will, the laws of descent and distribution.

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Eligibility. All employees designated as key employees for purposes of the Amended 2019 Plan, all non-employee directors and consultants are eligible to receive awards under the Amended 2019 Plan.

Awards to Participants. The Amended 2019 Plan provides for discretionary awards of stock options, stock awards, stock unit awards and stock appreciation rights to participants. Each award made under the Amended 2019 Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the Amended 2019 Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing price of the common stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the date the Amended 2019 Plan was adopted.

Stock Appreciation Rights. The Committee has the discretion to grant stock appreciation rights to participants. The Committee determines the exercise price for a stock appreciation right, which cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant in common stock or in cash, at our discretion, an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. The Committee has the discretion to set the terms and conditions applicable to the award, including the number of shares subject to the stock appreciation right and the vesting schedule, provided that each stock appreciation right will expire not more than ten years from the date of grant and no dividends or dividend equivalents shall be paid with respect to any stock appreciation right prior to the exercise of the stock appreciation right.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any stock award subject to restrictions will be held by us and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse.

Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that such dividend equivalents will be held by us and paid only to the extent the restrictions lapse.

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Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to us the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing us to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the Amended 2019 Plan or any award agreement, in the event of a “Change in Control” of the company, the Committee has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the target level. In addition, upon such Change in Control, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

Amendment of Award Agreements; Amendment and Termination of the Amended 2019 Plan; Term of the Amended 2019 Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the 2019 Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares are listed.

Notwithstanding the foregoing, neither the Amended 2019 Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation right or cancelling a stock option or stock appreciation right in exchange for cash, other stock options or stock appreciation rights with a lower exercise price or other stock awards. (This prohibition on repricing without stockholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the company or similar events.)

No awards may be granted under the Amended 2019 Plan on or after the tenth anniversary of the initial effective date of the Amended 2019 Plan.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of an award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award. The 2019 Plan will not be qualified under the provisions of section 401(a) of the Code and will not be subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

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Non-Qualified Stock Options. A participant will not recognize any income at the time of grant. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the option is exercised. We generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options. A participant will not recognize any income at the time of grant. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to us for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and we generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the option must be exercised within three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Awards/Stock Units. If a participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. A participant generally will recognize ordinary income when he receives cash or shares pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received less the amount paid by the participant for the shares. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and we will have to include the amount that was previously deducted from our gross income in the taxable year of the forfeiture.

Stock Appreciation Rights. A participant will not recognize any income at the time of the grant of a stock appreciation right. Upon exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount received upon exercise. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

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Awards Granted Under the Amended 2019 Plan

Awards Granted Under the 2019 Plan

The following awards have been granted under the 2019 Plan:

Name and Position	Number of Units
Ardes Johnson, Chief Executive Officer	1,280,000 RSUs
Brent Willson, Chairman and Chief Technology Officer	-
Steve Bond, Chief Financial Officer	-
Executive Group:	1,280,000 RSUs
Non-Executive Director Group:	-
Non-Executive Officer Employee Group:	-

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 3 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the matter. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board recommends that stockholders vote FOR the approval of the Amended 2019 Plan.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2024 ANNUAL MEETING

Stockholder Proposals

Business must be properly brought before an annual meeting in order to be considered by stockholders. Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the definitive proxy statement and voted on by the stockholders at the 2025 Annual Meeting of stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than July 3, 2025, which is 120 days prior to the anniversary date that we released the notice of meeting and this Proxy Statement to our stockholders for the Annual Meeting, and must meet all other requirements for inclusion in the proxy statement.

As provided in our Bylaws, if a stockholder intends to present a proposal for new business to be considered at the 2025 Annual Meeting of stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company at our principal executive offices no earlier than July 3, 2025, which is 120 days prior to the anniversary date that we released the notice of meeting and this Proxy Statement to our stockholders for the Annual Meeting.

Director Nominations

The Company’s Bylaws govern the submission of nominations for directors that a stockholder wishes to have considered at a meeting of stockholders, but that are not included in the Company’s proxy materials. To nominate a director under our Bylaws, stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices not less than 120 days prior to the one-year anniversary date of the Company’s notice of meeting and this Proxy Statement, the notice must contain the information required by our Bylaws, and the stockholder must be entitled to vote and comply with other applicable requirements set forth in our Bylaws. Accordingly, we must receive notice of director nominations proposed by stockholders pursuant to our Bylaws for the 2025 Annual Meeting of Stockholders no later than July 3, 2025.

In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act to comply with the universal proxy rules. The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

OTHER BUSINESS

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the Annual Meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the Annual Meeting for any reason.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Proxy Statement, the 2024 Annual Report and other proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

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Under applicable law, if you consented or were deemed to have consented, your broker, bank or other intermediary may send only one copy of the Proxy Statement, the 2024 Annual Report, and other proxy materials to your address for all residents that own shares of the Company’s common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other intermediary. If you are receiving multiple copies of the Proxy Statement, the 2024 Annual Report, and other proxy materials, you may be able to request householding by contacting your broker, bank or other intermediary. Upon written or oral request, we will promptly deliver a separate set of the Proxy Statement, the 2024 Annual Report or other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. If you wish to request copies free of charge of the Proxy Statement, the 2024 Annual Report or other proxy materials, please send your request to Investor Relations, NeoVolta, Inc., 13651 Danielson Street, Suite A, Poway, California 92064 or call the Company with your request at (800) 364-5464.

By Order of the Board of Directors,

/s/ Brent Willson

Director and Chief Executive Officer

October 31, 2024

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Annex A

NEOVOLTA, INC.

2019 STOCK PLAN

(Amended and restated as of December 10, 2024)

______________________

Section 1. Establishment and Purpose.

1.1 The Board of Directors of NeoVolta, Inc. (the “Company”) previously established the NeoVolta, Inc. 2019 Stock Plan (as amended and restated, the “Plan”) effective as of February 21, 2019. On October 29, 2024, the Board of Directors of the Company adopted an amendment to the Plan, subject to approval by the Company’s stockholders at the Company’s annual meeting on December 10, 2024 Awards granted prior to the effective date of the Plan’s amendment and restatement shall be governed by the terms of the Plan as in effect on the grant date of the award.

1.2 The purpose of the Plan is to attract and retain outstanding individuals as Key Employees, Directors and Consultants of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Key Employees, Directors and Consultants, and to provide such Key Employees, Directors and Consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Key Employees, Directors and Consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award, a Stock Unit Award or an SAR.

2.2 “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement, Stock Unit Award Agreement or SAR Agreement evidencing an Award granted under the Plan.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” has the meaning set forth in Section 8.2 of the Plan.

2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6 “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

2.7 “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

2.8 “Company” means NeoVolta, Inc., a Nevada corporation.

2.9 “Consultant” means any person, including an advisor, who is engaged by the Company or an affiliate to render consulting or advisory services and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

2.10 “Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

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2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.12 “Fair Market Value” means as of any date, the closing price of a share of Common Stock on the national securities exchange on which the Common Stock is listed, or, if the Common Stock is not listed on a national securities exchange, the over-the-counter market on which the Common Stock trades, or, if the Common Stock is not listed on a national securities exchange or an over-the-counter market, as determined by the Board as of such date, or, if no trading occurred on such date, as of the trading day immediately preceding such date.

2.13 “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.14 “Key Employee” means an employee of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3. A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.15 “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.16 “Participant” means a Key Employee, Director or Consultant selected to receive an Award under the Plan.

2.17 “Plan” means the NeoVolta, Inc. 2019 Stock Plan.

2.18 “Stock Appreciation Right” or “SAR” means a grant of a right to receive shares of Common Stock or cash under Section 8 of the Plan.

2.19 “Stock Award” means a grant of shares of Common Stock under Section 6 of the Plan.

2.20 “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.21 “Stock Unit Award” means a grant of a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.22 “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3. Administration.

3.1 The Board.

The Plan shall be administered by the Committee, which shall be comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act, unless the Board otherwise determines.

3.2 Authority of the Committee.

(a) The Committee, in its sole discretion, shall determine the Key Employees and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

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(b) To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Common Stock is listed or traded, the Committee may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act.

(c) The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d) No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

3.3 Award Agreements.

(a) Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Committee, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (i) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (ii) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (iii) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Committee shall determine. If the Participant shall fail to enter into any such agreement at the request of the Committee, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

Section 4. Shares of Common Stock Subject to Plan.

4.1 Total Number of Shares.

(a) The total number of shares of Common Stock that may be issued under the Plan shall be 7,500,000 (which reflects the 2,500,000 shares previously authorized under the Plan and 5,000,000 shares to be issued under the Plan pursuant to this amendment and restatement). Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

(b) The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock purchased by the Company with proceeds from a Stock Option exercise shall not again be available for issuance pursuant to subsequent Awards, shall count against the aggregate number of shares that may be issued under the Plan and shall not increase the number of shares available under the Plan.

(c) If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

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4.2 Shares Under Awards.

Of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a) The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options or SARs in any calendar year is 1,500,000, except that the maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options or SARs in the calendar year in which such Key Employee begins employment with the Company or its Subsidiaries is 1,000,000.

(b) The maximum number of shares of Common Stock that may be subject to Stock Options (ISOs and/or NSOs) is 7,500,000.

(c) The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards that may be granted to any Key Employee in any calendar year is 1,500,000, or, in the event the Award is settled in cash, an amount equal to the Fair Market Value of such number of shares on the date on which the Award is settled.

(d) The maximum number of shares of Common Stock subject to Awards granted under the Plan or otherwise during any one calendar year to any Director, taken together with any cash fees paid by the Company to such Director during such calendar year for service on the Board, will not exceed $300,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

4.3 Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Committee shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or SARs or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Committee determines to be equitable under the circumstances.

Section 5. Grants of Stock Options.

5.1 Grant.

Subject to the terms of the Plan, the Committee may from time to time grant Stock Options to Participants. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be NSOs. Stock Options granted under the Plan to Directors who are not employees of the Company or any Subsidiary will be NSOs.

5.2 Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

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5.3 Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a) The per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b) Each Stock Option shall become exercisable as provided in the Stock Option Agreement; provided that the Committee shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c) No dividends or dividend equivalents shall be paid with respect to any shares subject to a Stock Option prior to the exercise of the Stock Option.

(d) Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

5.4 Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 5.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b) Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c) No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by shareholders of the Company.

5.5 Exercise of Stock Options.

(a) A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Committee may prescribe. All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

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(b) The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price; (iv) by delivering previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

Section 6. Stock Awards.

6.1 Grant.

The Committee may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Committee deems appropriate.

6.2 Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a) The Award Agreement shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b) The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(c) Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a stockholder with respect to such shares and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Award Agreement. Any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

Section 7. Stock Unit Awards.

7.1 Grant.

The Committee may, in its discretion, grant Stock Unit Awards to any Participant. Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event as provided in the Stock Unit Award Agreement.

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7.2 Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a) The Stock Unit Agreement shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b) The restrictions to which the shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c) Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a stockholder, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in shares or cash, the Participant shall be entitled to receive on each dividend or distribution payment date applicable to the Common Stock an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Such amounts shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Unit Award Agreement. Such amounts held by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

Section 8. SARs.

8.1 Grant.

The Committee may grant SARs to Participants. Upon exercise, an SAR entitles the Participant to receive from the Company the number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share as of the date on which the SAR is exercised over the exercise price, multiplied by the number of shares with respect to which the SAR is being exercised. The Committee, in its discretion, shall be entitled to cause the Company to elect to settle any part or all of its obligations arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise. Cash shall be delivered in lieu of any fractional shares. The terms and conditions of any such Award shall be determined at the time of grant.

8.2 SAR Agreement.

(a) Each SAR shall be evidenced by a written SAR Agreement specifying the terms and conditions of the SAR as the Committee may determine, including the SAR exercise price, expiration date of the SAR, the number of shares of Common Stock to which the SAR pertains, the form of settlement and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

(b) The per Share exercise price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date the SAR is granted.

(c) Each SAR shall expire and all rights thereunder shall cease on the date fixed by the Committee in the related SAR Agreement, which shall not be later than the ten years after the date of grant; provided however, if a Participant is unable to exercise an SAR because trading in the Common Stock is prohibited by law or the Company’s insider-trading policy, the SAR exercise date shall be extended to the date that is 30 days after the expiration of the trading prohibition.

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(d) Each SAR shall become exercisable as provided in the related SAR Agreement; provided that notwithstanding any other Plan provision, the Committee shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of the Participant’s termination of employment, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(e) No dividends or dividend equivalents shall be paid with respect to any SAR prior to the exercise of the SAR.

(f) A person entitled to exercise an SAR may do so by delivery of a written notice in accordance with procedures established by the Committee specifying the number of shares of Common Stock with respect to which the SAR is being exercised and any other information the Committee may prescribe. As soon as reasonably practicable after the exercise of an SAR, the Company shall (i) issue the total number of full shares of Common Stock to which the Participant is entitled and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional share, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares it would otherwise be obligated to deliver.

Section 9. Change in Control.

9.1 Effect of a Change in Control.

(a) Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 9.2), the Board is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest level, as applicable, in order that Participants may realize the benefits thereunder.

(b) In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

9.2 Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a) any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

(b) the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

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(c) the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of: (i) three Directors; or (ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d) there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

Section 10. Payment of Taxes.

(a) In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company shall require the Participant to pay the Company the minimum amount of federal, state, local or foreign taxes required to be withheld, and in the Company’s sole discretion, the Company may permit the Participant to pay the Company up to the maximum individual statutory rate of applicable withholding.

(b) The Company in its sole discretion may make available one or more of the following alternatives for the payment of such taxes: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld; (iv) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 11. Postponement.

The Committee may postpone any grant or settlement of an Award or exercise of a Stock Option or SAR for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of a Stock Option or SAR, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

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(b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 12. Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Section 13. Delivery of Shares.

Shares of Common Stock issued pursuant to a Stock Award, the exercise of a Stock or SAR or the settlement of a Stock Unit Award shall be represented by stock certificates or on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however, that upon the written request of the Participant, the Company shall issue, in the name of the Participant, stock certificates representing such shares of Common Stock. Notwithstanding the foregoing, shares granted pursuant to a Stock Award shall be held by the Secretary of the Company until such time as the shares are forfeited or settled.

Section 14. Termination or Amendment of Plan and Award Agreements.

14.1 Termination or Amendment of Plan.

(a) Except as described in Section 14.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b) The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

14.2 Amendment of Award Agreements.

The Committee shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

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14.3 No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs without stockholder approval. For this purpose, repricing includes (i) a reduction in the exercise price of the Stock Option or SARs or (ii) the cancellation of a Stock Option in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Options or SARs, other Awards or any other consideration provided by the Company, but does not include any adjustment described in Section 4.3.

Section 15. No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 16. Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Nevada, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

Section 17. Effective Date and Term of Plan.

17.1 Effective Date.

(a) The Plan as amended and restated has been adopted by the Board, and is effective, as of December 10, 2024, subject to the approval of the Plan by the stockholders of the Company.

(b) In the event the Plan is not approved by stockholders of the Company within 12 months of the date hereof, the Plan as amended and restated shall have no effect, and the plan as in effect prior to December 10, 2024 shall continue.

17.2 Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after February 21, 2029.

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